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EXHIBIT 10.26

FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT

    This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT dated as of October 20, 1999 (this "Amendment") by and among (a) MICHAELS STORES, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 8000 Bent Branch Drive, Irving, Texas 75063, (b) BANKBOSTON, N.A., and the other lending institutions (the "Banks") listed on the signature page hereto and (c) BANKBOSTON, N.A. as administrative agent (the "Agent") for itself and the Banks, amending certain provisions of the Revolving Credit Agreement dated as of August 28, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

    WHEREAS, the Borrower has requested that the Banks agree to amend certain provisions of the Credit Agreement; and

    WHEREAS, the Banks have agreed to modify certain provisions of the Credit Agreement as specifically set forth in this Amendment;

    NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    §1.  Amendment to §10.4 of the Credit Agreement. Section 10.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "10.4. Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year set forth in the table below that exceed, in the aggregate, the amount set forth opposite such fiscal year in such table:

Fiscal Year	Amount
1999	$100,000,000
2000	$110,000,000
2001	$120,000,000

      provided, however, that, if during any fiscal year the amount of Capital Expenditures permitted for that fiscal year in the table above is not so utilized, twenty five percent (25%) of such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year. Notwithstanding the foregoing, the Borrower may make additional Capital Expenditures in connection with the replacement of the Lexington, Kentucky distribution center in an amount not to exceed $40,000,000."

    §2.  Conditions to Effectiveness. This Amendment shall not become effective until the Agent receives a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks.

    §3.  Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

    §4.  Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the

Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

    §5.  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

    §6.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

    IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

MICHAELS STORES, INC.
By:

Name:
Title:
BANKBOSTON, N.A., individually and as Agent
By:

Name:
Title:
CREDIT LYONNAIS NEW YORK BRANCH
By:

Name:
Title:
GUARANTY FEDERAL BANK, F.S.B.
By:

Name:
Title:
WELLS FARGO BANK (TEXAS), N.A.
By:

Name:
Title:
THE BANK OF NEW YORK
By:

Name:
Title:
FLEET NATIONAL BANK
By:

Name:
Title:
UNION BANK OF CALIFORNIA, N.A.
By:

Name:
Title:

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FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT